Exhibit 10.101

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1st Amendment to the

CAPTISOL® SUPPLY AGREEMENT

dated as of

December 20th, 2002

BY AND BETWEEN

CYDEX, INC.

AND

THE HOVIONE GROUP

Dated as of July 29, 2005

TABLE OF EXHIBITS

Exhibit F	Pricing
Exhibit G	Continuous Improvement Program

1st AMENDMENT TO THE CAPTISOL® SUPPLY AGREEMENT

THIS 1st AMENDEMENT TO THE CAPTISOL SUPPLY AGREEMENT (the “AGREEMENT”) is entered into as of the 29th of July 2005, by and between:

(1)	CYDEX, INC., a Delaware corporation with an office at 10513 W. 84th Terr, Lenexa, Kansas, 66214 (“CYDEX”); and

(2)	HOVIONE LLC, a New Jersey limited liability company with an office at 40 Lake Drive, East Windsor, New Jersey 08250 (“AGENT”), acting as exclusive sales agent for the USA for the manufacturers, HOVIONE FARMACIENCIA S.A., a Portuguese corporation (“HOVIONE SA”), and HOVIONE PHARMASCIENCE LIMITED, a Macau corporation (“HOVIONE LIMITED”), and acting as exclusive sales agent for the project manager HOVIONE INTERNATIONAL LIMITED, a Hong Kong corporation with an office at 172 Gloucester Road, Wanchai, Hong Kong (“HOVIONE INTERNATIONAL”), jointly and severally. AGENT, HOVIONE SA, HOVIONE LIMITED and HOVIONE INTERNATIONAL are collectively referred to herein as “HOVIONE”).

BACKGROUND

Both parties declare that the original intent of the AGREEMENT entered into has been met and remains valid. Parties feel that it is appropriate to clarify and update certain matters contained in said AGREEMENT as such this 1st Amendment has been agreed to and is amended as follows.

AGREEMENTS

NOW, THEREFORE, in consideration of the mutual promises hereinafter made and the mutual benefits to be derived from this 1st AMENDMENT TO THE AGREEMENT, and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.	With reference to Article 1, the following definitions have been amended:

“COMMERCIAL PRODUCTION DATE” has the meaning set forth in Section 2.2 hereof, or more specifically the 26th August 2005.

“INITIAL TERM” means the period commencing upon the EFFECTIVE DATE and ending on March 31, 2012.

2.	With reference to clause 2.2 Timing, the parties agree that:

In the second sentence of clause 2.2, the clause “, which shall be on or before May 31, 2004” is hereby deleted.

3.	With reference to clause 4.2 Adjustments to UNIT PRICES - Parties agree that:

1) There has been no material Variance from Engineering Information. Based on the evidence of the production campaigns performed since 2004, the actual costs, the manufacturing efficiency set forth in Exhibit E and the information contained in Exhibit B, there is no evidence of an increase in total cost necessary to achieve the manufacturing efficiency set forth in Exhibit E. Pricing and unit rates applicable after the COMMERCIAL PRODUCTION DATE are confirmed as per Exhibit F.

2) Currency Exchange Rates. The Parties acknowledge that pursuant to clause 4.2(b), the UNIT PRICES for the first CONTRACT YEAR are subject to adjustment pursuant to Exhibit D based on the ACTUAL EXCHANGE RATE of US$[***], as reported by The Wall Street Journal, Eastern U.S. edition for the COMMERCIAL PRODUCTION DATE.

4.	With reference to Article 2, the following clause 2.9 is added:

2.9 Continuous Improvement Program. During the TERM, the parties may elect to pursue any one or more of the cost saving measures described in further detail in Exhibit G, subject to the parties’ mutual agreement on division of responsibilities and costs and the potential impact on SPECIFICATION and UNIT PRICES.

5.	With reference to Clause 6.11 parties agree that:

The Technical Committee shall be composed of one representative of each party. Initially, such representatives shall be:

• for CYDEX:	Mr. Vince Antle

• for HOVIONE:	Mr. Antonio Gomes

The Management Committee shall be composed of one representative of each Party. Initially, such representatives shall be:

• for CYDEX:	Dr. John Siebert

• for HOVIONE:	Mr. David Hoffman

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the parties, through their authorized representatives, have duly executed this AGREEMENT as of the date first written above.

Accepted and agreed
CYDEX, INC.			HOVIONE LLC

By:	/s/ John M. Siebert	By:	/s/ David Hoffman
Name:	John M. Siebert	Name:	David Hoffman
Title:	Chairman and CEO	Title:	President US Operations
Date:	17 Jan. 2006	Date:	14 Jan. 2006

Accepted and agreed:
HOVIONE FARMACIENCIA S.A.		HOVIONE PHARMASCIENCE LIMITED

By:	/s/ Noé Carreira	By:	/s/ Carlos Costa
Name:	Noé Carreira	Name:	Carlos Costa
Title:	Director	Title:	Director
Date:	05 Jan. 2006	Date:	3 Jan. 2006

HOVIONE INTERNATIONAL LIMITED

By:	/s/ G. Villax
Name:	G. Villax
Title:	CEO and Director
Date:	05 Jan. 2006

EXHIBIT F

PRICING

The following unit prices remain valid as full compensation for the performance of HOVIONE hereunder for the manufacture and supply of CAPTISOL from its Loures site from and after the COMMERCIAL PRODUCTION DATE, unless altered based on the Agreement as a result of the issues foreseen in the AGREEMENT that have or could occur by the [***] of the COMMERCIAL PRODUCTION DATE. CYDEX shall pay HOIVONE the following supply prices (“UNIT PRICES”) tor CAPTISOL:

Quantities of CAPTISOL® Supplied in a CONTRACT YEAR	UNIT PRICES (US$)
[***]	[***]
[***]	[***]
[***]	[***]

[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT G

CONTINUOUS IMPROVEMENT PLAN

[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.